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                                                                  Exhibit 10(c)7

                       ROCKWELL INTERNATIONAL CORPORATION
                         1995 LONG-TERM INCENTIVES PLAN
                           RESTRICTED STOCK AGREEMENT

TO:  W. J. CALISE, JR.

     In accordance with Section 7 of the 1995 Long-Term Incentives Plan, as amended (the Plan), of Rockwell International Corporation (Rockwell), 4,000 shares (Restricted Shares) of Common Stock of Rockwell have been granted to you today as restricted stock upon the terms and conditions of this Restricted Stock Agreement, subject in all respects to the provisions of the Plan, as it may be amended. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

1.   Restricted Period; Earning of Restricted Shares

          (a) The Restricted Period applicable to the Restricted Shares shall end on the January 1 immediately following your attainment of age 62 or such later age (not more than age 67) to which the Committee shall from time to time have requested, prior to your attainment of age 62 (or such later age as to which it shall have previously requested), that you remain in service as an Employee.

          (b) If (i) you shall continue as an Employee throughout the Restricted Period; or (ii) you shall die or suffer a disability that shall continue for a continuous period of at least six months prior to your attainment of age 62 (or the later age prescribed pursuant to paragraph (a) of this Section); (iii) you shall retire after December 8, 1997 under a retirement plan of the Corporation at or after attaining age 62 or accumulating 85 points (or fulfilling such other criteria as may be required for an unreduced early retirement benefit) for purposes of the applicable retirement plan; or (iv) a "Change of Control" (as defined for purposes of Article III, Section 13(I)(1) of Rockwell's By-Laws) shall have occurred and the Board of Directors shall not have determined prior thereto that the restrictions on the Restricted Shares should continue notwithstanding the occurrence thereof; then you shall be deemed to have fully earned all the Restricted Shares subject to this Agreement.

          (c) If you cease to be an Employee prior to satisfaction of any of the conditions set forth in paragraph (b) of this Section, you shall be deemed not to have earned any of the Restricted Shares and shall have no further rights with respect to the Restricted Shares, or any Dividends (as hereinafter defined) thereon, or any other proceeds thereof.

2.   Retention of Certificates for Restricted Shares and Dividends

     Certificates for the Restricted Shares and any dividends or distributions thereon or in respect thereof (Dividends), whether in cash or otherwise (including but not limited to additional shares of Common Stock or other securities of Rockwell or securities of

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     another entity, any such shares or other securities being collectively referred to herein as Stock Dividends), shall be delivered to and held by Rockwell, or shall be registered in book entry form subject to Rockwell's instructions, until you shall have earned the Restricted Shares in accordance with the provisions of Section 1. To facilitate implementation of the provisions of this Agreement, you undertake to sign and deposit with Rockwell's Office of the Secretary (i) a Stock Transfer Power in the form of ATTACHMENT 1 hereto with respect to the Restricted Shares and any Stock Dividends thereon; (ii) a Dividend Order in the form of ATTACHMENT 2 hereto with respect to dividends (whether payable in cash or as Stock Dividends) or other distributions on the Restricted Shares; and (iii) such other documents appropriate to effectuate the purpose and intent of this Restricted Stock Agreement as Rockwell may reasonably request from time to time.

3.   Voting Rights

     Notwithstanding the retention by Rockwell of certificates (or the right to give instructions with respect to shares held in book entry form) for the Restricted Shares and any Stock Dividends, you shall be entitled to vote the Restricted Shares and any Stock Dividends held by Rockwell (or subject to its instructions) in accordance with Section 2, unless and until such shares have been forfeited in accordance with Section 5.

4.   Delivery of Earned Restricted Shares

     As promptly as practicable after you shall have been deemed to have earned the Restricted Shares in accordance with Section 1, Rockwell shall deliver to you (or in the event of your death, to your estate or any person who acquires your interest in the Restricted Shares by bequest or inheritance) the Restricted Shares, together with any Dividends then held by Rockwell (or subject to its instructions) and interest on the amount of Dividends paid in cash as provided in Section 7(b) of the Plan.

5.   Forfeiture of Unearned Restricted Shares and Dividends

     Notwithstanding any other provision of this Agreement, if at any time it shall become impossible for you to earn any of the Restricted Shares in accordance with this Agreement, all the Restricted Shares, together with any Dividends, then being held by Rockwell (or subject to its instructions) in accordance with Section 2 shall be forfeited, and you shall have no further rights of any kind or nature with respect thereto. Upon any such forfeiture, the Restricted Shares, together with any Dividends, shall be transferred to Rockwell.

6.   Adjustments

     If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to this Agreement or the Restricted Shares as the Board of Directors may deem appropriate under the circumstances.



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7.   Transferability

     This grant is not transferable by you otherwise than by will or by the laws of descent and distribution, and the Restricted Shares, and any Dividends shall be deliverable, during your lifetime, only to you.

8.   Withholding

     Rockwell shall have the right, in connection with the delivery of the Restricted Shares and any Dividends (and interest thereon) subject to this Agreement, (i) to deduct from any payment otherwise due by Rockwell to you or any other person receiving delivery of the Restricted Shares and any Dividends (and interest thereon) an amount equal to any taxes required to be withheld by law with respect to such delivery, (ii) to require you or any other person receiving such delivery to pay to it an amount sufficient to provide for any such taxes so required to be withheld or (iii) to sell such number of the Restricted Shares and any Stock Dividends as may be necessary so that the net proceeds of such sale shall be an amount sufficient to provide for any such taxes so required to be withheld.

9.   Applicable Law

     This Agreement and Rockwell's obligation to deliver Restricted Shares and any Stock Dividends hereunder shall be governed by and construed and enforced in accordance with the laws of Delaware and the Federal law of the United States.


                                    ROCKWELL INTERNATIONAL CORPORATION


                                    By  /s/ J.R. Stone
                                    ----------------------------------


     Attachment 1 - Stock Transfer Power

     Dated: December 6, 1996

     Agreed to this 6th day of December, 1996


              /s/ W.J. Calise, Jr.
     ----------------------------------------
                W. J. Calise, Jr.

     Address: 2224 Paseo del Mar
              Palos Verdes Estates, CA  90274

     Social Security No.:   ###-##-####


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6

                                                                   ATTACHMENT 1


                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, I, ______________, hereby sell, assign and transfer unto Rockwell International Corporation (Rockwell) (i) the 4,000 shares (the Shares) of the Common Stock of Rockwell standing in my name on the books of Rockwell evidenced by book entry dated December 9, 1996, granted to me on that date as Restricted Shares pursuant to Rockwell's 1995 Long-Term Incentives Plan, as amended, and (ii) any additional shares of Rockwell's Common Stock, other securities issued by Rockwell or securities of another entity (Stock Dividends) distributed, paid or payable on or in respect of the Shares and Stock Dividends during the period the Shares and Stock Dividends are held by Rockwell pursuant to a certain Restricted Stock Agreement dated December 9, 1996, with respect to the Shares; and I do hereby irrevocably constitute and appoint ______________________________, attorney with full power of substitution in the premises to transfer the Shares on the books of Rockwell.

Dated:   December ___, 1996


                                           ------------------------------
                                                      (Signature)


WITNESS:

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                                                                  ATTACHMENT 2

Send To:
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                          D I V I D E N D   O R D E R

                                                       Date:
                                                            ------------------

Until this order shall be revoked in writing by the undersigned with the written consent of the Secretary or an Assistant Secretary of Rockwell International Corporation, please comply with the following instructions with respect to the payment of all dividends or other distributions on all shares of Common Stock of Rockwell International Corporation:

REGISTERED AS FOLLOWS:     W. J. Calise, Jr.
                           c/o Office of the Secretary, Room 1402
                           625 Liberty Avenue
                           Pittsburgh, PA  15222
                           Tax Identification No.:  ###-##-####
                           Account Key:

DIVIDEND CHECKS and all rights, stock dividends, notices and other communications (other than proxy statements and proxies) pertaining to the above account are to be payable to and mailed as follows:

                            Office of the Secretary, Room 1402
                            625 Liberty Avenue
                            Pittsburgh, PA  15222

All proxy statements, proxies and related materials pertaining to the above account are to be mailed to the undersigned at the following address:

                            W. J. Calise, Jr.
                            2224 Paseo del Mar
                            Palos Verdes Estates, CA  90274

THIS ORDER MUST BE SIGNED BY ALL REGISTERED OWNERS:


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SIGNATURE(S) GUARANTEED:

ROCKWELL INTERNATIONAL CORPORATION


By:
    ------------------------------
        Assistant Secretary



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